UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K





                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 29, 2003





                               MUZAK HOLDINGS LLC
            (Exact Name of Registrant as Specified in their charter)


          DELAWARE                       333-78573               04-3433730
 (State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708

                    (Address of Principal Executive Offices)



                                 (803) 396-3000

              (Registrant's telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    September 29, 2003

                                               Muzak Holdings LLC

                                               By:    /S/ Stephen P. Villa
                                                    ----------------------------
                                               Name:  Stephen P. Villa
                                               Title: Chief Financial Officer,
                                                      Chief Operating Officer